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                                                                  EX-99.1350CERT




                                  CERTIFICATION
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the TIAA Separate Account VA-1, do hereby certify, to such officer's knowledge, that:

     The annual report on Form N-CSR of the TIAA Separate Account VA-1 ("VA-1") for the year ended December 31, 2002 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of VA-1.

Dated: February 28, 2003          /s/ Martin E. Galt, III
                                  ----------------------------------------------
                                  Martin E. Galt, III
                                  President (Principal Executive Officer),
                                  TIAA Separate Account VA-1



Dated: February 28, 2003          /s/ Richard L. Gibbs
                                  ----------------------------------------------
                                  Richard L. Gibbs
                                  Executive Vice President
                                  (Principal Financial Officer),
                                  TIAA Separate Account VA-1